UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 30, 2003

EDGETECH SERVICES INC.

(Formerly Secure Enterprise Solutions. Inc.)

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(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

                         NEVADA                     000-27397                          98-0204280

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                      (STATE OF              (COMMISSION FILE           (IRS EMPLOYER

                INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

18 Wynford Drive

Toronto, ON Canada M3C 3S3

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(416) 411-4046

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(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.  OTHER EVENTS.

On August 8, 2003, Edgetech Services Inc.("ESI") received a second unsolicitated takeover offer from Hollingsworth, Rothwell & Roxford (“HRR”)of Melbourne Florida.  The offer of HRR is still for Ninety Percent (90%) of the shares of (ESI) but the share price has increased to One Dollar Fifteen Cents ($1.15) per share.  The offer is subject to certain conditions.  The Board of Directors ESI has instructed the officers of ESI and its attorney’s to continue the investigation of HRR and their offer.  HRR has been contacted and instructed that the offer and their actions must comply with the rules and regulations of the SEC regarding corporate takeovers.  When the investigation of HRR and the offer is complete ESI will file a further statement.  HRR has informed ESI that they have no present ownership interest in ESI.      There can be no assurance that an Agreement (or any of the transactions contemplated thereby) will be consummated or, if consummated, as to the timing thereof.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND

   EXHIBITS.

(a):  Not Applicable

(b):  Not Applicable

(c):  Exhibits:

2.2

Letter from HRR dated August 8, 2003, to ESI.

Exhibit 2.2

     HOLLINGSWORTH, ROTHWELL & ROXFORD

   Mergers & Acquisitions

                7777 N. Wickham Rd. #12-135

                       Melbourne, Florida, 32940, U.S.A.

         Tel: (321) 728-4302 and (415) 995-2313

             e-mail:  kth@hrrma.biz

Mr. Tae Ho Kim, Chief Executive Officer

Mr. Sang Ho Kim, Chairman & President

Edgetech Services Inc.

18 Wynford Dr.

Toronto, Ontario, V1P 1A3

Faxed & e-mailed

Canada

August 8, 2003

Dear Tae & Sang,

There has been a very significant new development that has just occurred for us which has given us additional capital for our offer for Edgetech Services Inc., and for other acquisitions that we wish to use the Edgetech Services shares for, as a vehicle with you to make other acquisitions with.

In light of the above, and the fact that the high price of Edgetech shares this year has been at US $1.12 a share, we are hereby raising our offer for

90% of Edgetech Services Inc., (edgh.ob) to US $1.15 a share.

Our offer is final and non negotiable, and is conditional on: (1) your signing a confidentiality agreement with us; (2) our ability to do all of our due diligence work on Edgetech Services Inc., as soon as possible;

(3) you and your entire current management continuing to run Edgetech

Services Inc., as always; (4) all the management and directors of Edgetech

Services pledging their shares to us at US $1.15 a share; and (5) Edgetech

Services immediately releasing a public statement to all of its shareholders regarding our new and final offer for your Company as required by the SEC.

We eagerly await your public response to our new and final offer.

Very sincerely,

Theodore Roxford, Partner

Hollingsworth, Rothwell & Roxford

e-mail: kth@hrrma.biz

Tel: (321) 728-4302 or (415) 995-2313

                                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Edgetech Services Inc.

                                    By: /s/Tae Ho Kim

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                                        Tae Ho Kim, CEO

Dated: August 5, 2003